SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 13, 2000

                                  APTIMUS, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)


       000-27065                                        91-1809146
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(Commission File Number)                     (IRS Employer Identification No.)


                             95 SOUTH JACKSON STREET
                                    SUITE 300
                            SEATTLE, WASHINGTON 98104
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (206) 441-9100



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events

     On December 13, 2000, Aptimus, Inc. (the "Company") announced a modification in the business metrics of the Company to reflect its previously announced move away from a site-centric toward a network-centric business model.

Item 7.  Exhibits and Reports on Form 8-K

(c)  The following exhibits are filed as part of this report:


Exhibit No.    Description
-----------    -----------
  99.1         Press release,  dated December 13, 2000, announcing change in the future performance metrics of Aptimus, Inc.


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                                   SIGNATURES

     In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         APTIMUS, INC.
                                         ---------------------------------------
                                          (Registrant)



Dated:  December 13, 2000            By  /s/  David H. Davis
                                         --------------------------------------
                                         David H. Davis
                                         Secretary